Exhibit 99.1

Email Notice to Digital Virgo Group Employees

From: Guillaume Briche, Chief Executive Officer

Team,

Today is an exciting day for our company, as we announce plans to go public in partnership with Goal Acquisitions Corporation (NASDAQ: PUCK), a publicly-traded special purpose acquisition company.

This is the next natural step for the company, playing a critical role in allowing us to pursue significant opportunities in the North American and other priority markets in addition to executing on our existing growth strategy globally. Going public will also allow us to pursue more rapid growth by satisfying customer demand for a one destination platform that fulfills their content, commerce, and financial needs.

While exciting, this will not affect our day-to-day operations and life will be business as usual for us. We will continue to connect telcos and merchants to monetize premium services, while pursuing development and growth opportunities as a public company.

With the help of each one of you, we have built a successful business resulting in seven years of profitability, 30 global office locations, and unmatched telco and merchant relationships. We manage 9 billion transactions annually through 150 telco partners, plus connections to 300 merchant contracts.

We’ve resisted previous pushes to go public, but in Goal Acquisitions Corp., we found exactly the right partner. Their team not only has the experience in building businesses and advising companies, but also has the global relationships in sports, media, games, and other areas that will allow us to develop new partnerships leading to more rapid customer acquisition and premier content creation to enhance the platform and grow revenue and profitability.

Today’s announcement would not have been possible without your dedication, commitment, and day-to-day excellence. We invite you to join a webinar at 2:30pm CST in French or 4:30pm CST in English to hear more about this exciting news. I would also encourage you to check out the information about the business deal that is on our website.

Join me in this moment to be proud of how far we have come, and share excitement for the journey that lies ahead.

Guillaume

Participants in the Solicitation

Goal Acquisition, Digital Virgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Goal Acquisition’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Goal Acquisitions and their ownership of Goal Acquisitions common stock is set forth in Goal Acquisitions’ final prospectus filed with the SEC on February 11, 2021 in connection with Goal Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goal Acquisition’s shareholders in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. You may obtain free copies of these documents as described above.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Goal Acquisitions intends to file relevant materials with the SEC, including a proxy statement. Goal Acquisitions urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Goal Acquisitions, Digital Virgo and the Proposed Business Combination. The final proxy statement, a proxy card, and other relevant documents will be mailed to the shareholders of Goal Acquisitions as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Goal Acquisitions and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Goal Acquisition’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, Telephone (888) 717-7678. The information contained on, or that may be accessed through, the websites referenced in this email is not incorporated by reference into, and is not a part of, this email.

Non-Solicitation

This email is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Email Notice to Goal Investors and Partners

(Personalized intro),

Today is an exciting day for the GOAL Acquisitions team. This morning, we announced the acquisition target we will be partnering with, Digital Virgo, a French corporation which has a leading global platform for payment and monetization of digital content and services that provides one destination for entertainment, sports, lifestyle, and ultimately, transportation, education and everyday needs. Through the business combination we will take their company public (NASDAQ: PUCK) to significantly enhance their growth and expand into the North American market. Once this business combination is completed, which is subject to required shareholder and regulatory approvals, Digital Virgo will be a publicly traded company.

Digital Virgo believes that it meets a strong and growing customer market demand regarding how they engage online—and is building a one destination platform that meets their needs for media, sports, entertainment, gaming, commerce, finance, and much more, payable on the phone bill (using carrier billing solutions). We are fully aligned with their business goals and see tremendous potential in the existing leadership team who have a proven track record of success in all economic environments, with revenue and adjusted EBITDA expected to grow from 2021-2022E 12% and 15%, respectively

The capital raised from this combination will allow Digital Virgo to expand into North America and other markets, as well as open the door to key partnership opportunities through our network.

Please join me in celebrating our new Digital Virgo family.

Participants in the Solicitation

Goal Acquisition, Digital Virgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Goal Acquisition’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Goal Acquisitions and their ownership of Goal Acquisitions common stock is set forth in Goal Acquisition’s final prospectus filed with the SEC on February 11, 2021 in connection with Goal Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goal Acquisition’s shareholders in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. You may obtain free copies of these documents as described above.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Goal Acquisitions intends to file relevant materials with the SEC, including a proxy statement. Goal Acquisitions urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Goal Acquisitions, Digital Virgo and the Proposed Business Combination. The final proxy statement, a proxy card, and other relevant documents will be mailed to the shareholders of Goal Acquisitions as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Goal Acquisitions and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Goal Acquisition’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, Telephone (888) 717-7678. The information contained on, or that may be accessed through, the websites referenced in this email is not incorporated by reference into, and is not a part of, this email.

Non-Solicitation

This email is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Email Notice to Digital Virgo Group Customers and Partners

From: Guillaume Briche, Chief Executive Officer

(Personalized intro),

Today is an exciting day for Digital Virgo. This morning, we announced plans to go public in partnership with GOAL Acquisitions. Once this business combination is completed, which is subject to required shareholder and regulatory approvals, we will be a publicly traded company.

We will continue to fulfill a strong and growing customer market demand for mobile engagement—providing a “one destination platform” that meets customer needs for content, monetization, payment, and much more. We have found an excellent partner in GOAL, and the capital will allow us to expand into North America and other markets, continue to democratize access to mobile entertainment and commerce, as well as open the door to key partnership opportunities in sports, media, entertainment, and other sectors.

As we take this next step, I want to thank you for the support and hard work you’ve given Digital Virgo. You have been instrumental in our growth so far and I’m grateful to have you along with us on this journey.

Guillaume

Participants in the Solicitation

Goal Acquisition, Digital Virgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Goal Acquisition’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Goal Acquisitions and their ownership of Goal Acquisitions common stock is set forth in Goal Acquisition’s final prospectus filed with the SEC on February 11, 2021 in connection with Goal Acquisitions’ initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goal Acquisition’s shareholders in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisitions intends to file with the SEC. You may obtain free copies of these documents as described above.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Goal Acquisitions intends to file relevant materials with the SEC, including a proxy statement. Goal Acquisitions urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. The final proxy statement, a proxy card, and other relevant documents will be mailed to the shareholders of Goal Acquisitions as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Goal Acquisitions and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Goal Acquisitions’ solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, Telephone (888) 717-7678. The information contained on, or that may be accessed through, the websites referenced in this email is not incorporated by reference into, and is not a part of, this email.

Non-Solicitation

This email is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.